SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Date of Report: January 21, 2004

FIRST NATIONAL BANKSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	001-31883	20-0175526

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Goodlette Road North, Naples, Florida	34102

(Address of principal executive offices)	(Zip code)

(239) 262-7600

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT
Signatures
Ex-99.1 January 16, 2004 Press Release
Ex-99.2 January 20,2004 Phone Conference Script

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated January 16, 2004 with respect to First National Bankshares of Florida, Inc.’s financial results for the three months and year ended December 31, 2003.

99.2	Telephone conference script dated January 20, 2004 discussing financial results for the three months and year ended December 31, 2003 and strategic objectives for 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 16, 2004, First National Bankshares of Florida, Inc. (“the Registrant”) issued a press release announcing financial results for the three months and year ended December 31, 2003. On January 20, 2004, the Registrant hosted a conference call to discuss fourth quarter and year-end results.

A copy of the press release and conference call script is attached as exhibits and incorporated by reference herein.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
(Registrant)

By: /s/ Robert T. Reichert

Name: Robert T. Reichert
Title: Senior Vice President,
Chief Financial Officer and
Treasurer
(Principal Financial Officer)
Dated: January 21, 2004

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